EXHIBIT 99.3

                                 A Confirmation

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                                                                                                     MORGAN STANLEY

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Date:    September 28, 2006
To:      The Bank of New York, not in its individual capacity      From:     Morgan Stanley Capital Services Inc.
         but solely as trustee of the Supplemental Interest
         Trust for CWALT, Inc., Alternative Loan Trust 2006-32CB
Attn:    Corporate Trust Administration, CWALT 2006-32CB           Contact:  New York Derivative Client Services
         101 Barclay Street, 8W                                    Group
         New York, NY 10286

                                                                   Fax:      (646) 202-9190
                                                                   Tel:      (212) 761-2996
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Re:  KQBHN, Class A-1

      The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between The Bank of New York, not in its individual capacity but solely as trustee of the Supplemental Interest Trust for CWALT, Inc., Alternative Loan Trust 2006-32CB and Morgan Stanley Capital Services Inc., on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement below.

      The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern. Capitalized Terms used but not defined in this Confirmation, the 2000 ISDA Definitions or the Agreement (as defined below) shall have the meanings given to them in the pooling and servicing agreement, dated as of September 1, 2006, among CWALT, Inc., as depositor, Countrywide Home Loans, Inc. as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Pooling and Servicing Agreement").

      1. This Confirmation evidences a complete, binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, this Confirmation supplements, forms a part of, and is subject to an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border), with such modifications as are specified herein, as if we had executed an Agreement in such form on the Trade Date of the first such Transaction between us (the "Agreement"). All provisions contained or incorporated by reference in the Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

      2. The terms of the particular Transaction to which this Confirmation relates are as follows:

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
Party A:                                              Morgan Stanley Capital Services Inc.

Party A Credit Support:                               Payments guaranteed by Morgan Stanley

Party B:                                              The Bank of New York, not in its individual capacity but
                                                      solely as trustee of the Supplemental Interest Trust for
                                                      CWALT, Inc., Alternative Loan Trust 2006-32CB

Trade Date:                                           September 25, 2006

Notional Amount:                                      With respect to any Calculation Period, the amount set forth for such period in Schedule A attached hereto.

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                                                                  MORGAN STANLEY


Effective Date:                                       October 25, 2006

Termination Date:                                     November 25, 2010

Fixed Amounts:

   Fixed Amount Payer:                                Party B

   Fixed Amount Payer Payment Date:                   September 28, 2006

   Fixed Amount:                                      USD $129,000 (Party A hereby  acknowledges receipt of payment in full of this amount)
Floating Amounts:

   Floating Amount:                                   To be determined in accordance with the following formula:

                                                      Greater of (i) (Floating Rate Option minus Strike Rate) *
                                                      Notional Amount * Floating Rate Day Count Fraction, and (ii)
                                                      zero.

   Floating Rate Payer:                               Party A

   Strike Rate:                                       5.33%

   Floating Rate Payer Payment Dates:                 Early Payment -- For each Calculation Period, the first
                                                      Business Day prior to each Floating Rate Payer Period End
                                                      Date.

   Floating Rate Payer Period End Date(s):            The 25th of each  month in each year  from (and  including)
                                                      November 25, 2006 to (and including) the Termination Date
                                                      with no adjustment to Period End Dates. The initial
                                                      Calculation Period will accrue from and including the
                                                      Effective Date to but excluding November 25, 2006 and the
                                                      final Calculation Period will accrue from and including
                                                      October 25, 2010 to but excluding the Termination Date.

   Floating Rate Option:                              USD-LIBOR-BBA, provided, however, that if the Floating Rate determined from such Floating Rate Option for any Calculation
                                                      Period is greater than 9.33% per annum for such Calculation
                                                      Period, then the Floating  Rate for such Calculation Period shall be deemed to be equal to 9.33% per annum.

   Designated Maturity:                               1 Month

   Floating Rate Day Count Fraction:                  30/360

   Reset Dates:                                       The first day of each Calculation Period.

   Compounding:                                       Inapplicable

   Business Days:                                     New York


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                                                                  MORGAN STANLEY

   Calculation Agent:                                 Party A; provided, however, that if an Event of Default
                                                      occurs with respect to Party A, then Party B shall be
                                                      entitled to appoint a financial institution which would
                                                      qualify as a Reference Market-maker to act as Calculation
                                                      Agent.

      3. Account Details:

Payments to Party A:                                  Citibank, New York
                                                      ABA No. 021 000 089
                                                      For: Morgan Stanley Capital Services Inc.
                                                      Account No. 4072 4601

Operations Contact:                                   Operations
                                                      Tel 212 761-4662
                                                      Fax 410 534-1431

Payments to Party B:                                  The Bank of New York
                                                      New York, NY
                                                      ABA # 021-000-018
                                                      GLA # 111-565
                                                      For Further Credit:  TAS A/C 501391
                                                      Attn: Matthew J. Sabino
                                                      Tel:  212-815-6093
                                                      Fax:  212-815-3986
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      4. Modifications to the Agreement:

The parties hereby agree to amend the Agreement referenced in paragraph 1 above as follows:

(a)   Termination Provisions. For purposes of the Agreement:

      (i) "Specified Entity" means in relation to Party A for the purpose of the Agreement:

            Section 5(a)(v): None;
            Section 5(a)(vi): None;
            Section 5(a)(vii): None;
            Section 5(b)(iv):  None;

      and in relation to Party B for the purpose of this Agreement:

            Section 5(a)(v): None;
            Section 5(a)(vi): None;
            Section 5(a)(vii): None;
            Section 5(b)(iv):  None.

      (ii)  "Specified Transaction" shall be inapplicable to Party A and Party
            B.

      (iii) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party A and Party B.

      (iv) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party B.

      (v) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party A and Party B.


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                                                                  MORGAN STANLEY

      (vi) The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

      (vii) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B.

      (viii) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

      (ix) The "Bankruptcy" provision of Section 5(a)(vii)(2) will not apply to Party B.

      (x) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B.

      (xi) Payments on Early Termination. For the purpose of Section 6(e) of the Agreement:

            "Market Quotation" and "Second Method" will apply for the purpose of
            Section 6(e) of this Agreement.
            "Termination Currency" means United States Dollars.

(b) Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Agreement if Party B has satisfied in full all of its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Party B's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(c) Party A and Party B Payer Tax Representations. For the purpose of Section 3(e), each of Party A and Party B makes the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f); (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(d)   Payee Tax Representations

      (i) For the purpose of Section 3(f), Party A makes the following representation:

            It is a corporation duly organized and incorporated under the laws of the State of Delaware and is not a foreign corporation for United States tax purposes.

      (ii) For the purpose of Section 3(f), Party B makes the following representation:


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                                                                  MORGAN STANLEY

            It is a "United States person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

(e) Governing Law; Jurisdiction. This Agreement, each Credit Support Document and each Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine. Section 13(b) is amended by: (1) deleting "non-" from the second line of clause (i); and (2) deleting the final paragraph.

(f) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(g) "Affiliate" has the meaning specified in Section 14 for Party A, but excludes Morgan Stanley Derivative Products Inc. Party B shall be deemed to have no affiliates for purposes of this Agreement.

(h) Additional Representations. Section 3 is hereby amended by adding at the end thereof the following Subparagraphs:

      (i)   It is an "eligible contract participant" within the meaning of
            Section 1a(12) of the Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000.

      (ii) It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

      (iii) It is entering into this Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Agreement or any Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

      (iv) ERISA Representation. It continuously represents that it is not (i) an employee benefit plan (hereinafter an "ERISA Plan"), as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), subject to Title I of ERISA or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, or subject to any other statute, regulation, procedure or restriction that is materially similar to Section 406 of ERISA or
            Section 4975 of the Code (together with ERISA Plans, "Plans"), (ii) a person acting on behalf of a Plan or (iii) a person any of the assets of whom constitute assets of a Plan. It will provide notice to the other party in the event that it is aware that it is in breach of any aspect of this representation or is aware that with the passing of time, giving of notice or expiry of any applicable grace period it will breach this representation.

(i) Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

      (i) Non-Reliance. Each of Party A and Party B is acting for its own account. Each of Party A and Party B has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. Neither Party A nor Party B is relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.


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                                                                  MORGAN STANLEY

      (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

      (iii) Status of Parties. Party A is not acting as a fiduciary for or an adviser to it in respect of that Transaction.


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                                                                  MORGAN STANLEY

(j)   Addresses for Notices. For the purpose of Section 12(a):

      (i)   Address for notices or communications to Party A:

            Morgan Stanley Capital Services Inc.
            1585 Broadway, 10th Floor
            New York, New York 10036
            Attention: Chief Legal Officer

            Facsimile No.: 410-534-1431

      (ii)  Address for notices or communications to Party B:

            The Bank of New York
            Corporate Trust Administration, CWALT 2006-32CB
            101 Barclay Street, 8W
            New York, NY 10286

(k) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-Off set fort in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(l) Limitation on Liability: Party A and Party B agree to the following: (a) the sole recourse in respect of the obligations of Party B hereunder shall be to the Trust Fund (as defined in the Pooling and Servicing Agreement),
      (b) The Bank of New York is entering into this Agreement solely in its capacity as trustee on behalf of the Supplemental Interest Trust and not in its individual capacity under the Pooling and Servicing Agreement and
      (c) in no case shall The Bank of New York (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Agreement, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under Party A.

(m) Notices. Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words, "; provided, however, any such notice or other communication may be given by facsimile transmission if telex is unavailable, no telex number is supplied to the party providing notice, or if answer back confirmation is not received from the party to whom the telex is sent."

(n) Regulation AB Compliance. Party A and Party B agree that Section 4(e)(i) of the Item 1115 Agreement dated as of May 25, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWMBS, Inc., CWALT, Inc. and Morgan Stanley Capital Services Inc. shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

(o)   Agreement to Deliver Documents. For the purpose of Sections 4(a)(i) and
      (ii), each party agrees to deliver the following documents, as applicable:

      Tax forms, documents, or certificates to be delivered are:

      Party A agrees to complete, execute, and deliver to Party B, the appropriate United States Internal Revenue Service Form: (i) as of the date of this Agreement; (ii) promptly upon reasonable demand by Party B; and (iii) promptly upon learning that any such forms previously provided by Party A has become obsolete or incorrect.


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                                                                  MORGAN STANLEY

      Party B agrees to complete, execute, and deliver to Party A, the appropriate United States Internal Revenue Service Form: (i) as of the date of this Agreement; (ii) promptly upon reasonable demand by Party A; and (iii) promptly upon learning that any such forms previously provided by Party B has become obsolete or incorrect.

(p) Obligations. Section 2 is amended by adding the following to the end thereof:

      "(f) Party B shall deliver or cause to be delivered to Party A IRS Form W-9 (or successor thereto) as soon as is practicable after the Effective Date."


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                                                                  MORGAN STANLEY

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY CAPITAL SERVICES INC.


By:   /s/ D. N. Moore
    ----------------------------------------
     Name: D. N. Moore
     Title: Vice President





THE BANK OF NEW YORK, not in its individual capacity but solely as trustee of the Supplemental Interest Trust for CWALT, Inc., Alternative Loan Trust 2006-32CB


By:   /s/ Courtney Bartholomew
    ----------------------------------------
     Name:  Courtney Bartholomew
     Title: Vice President


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                                                                  MORGAN STANLEY

                                   Schedule A
                                    Class A-1

                           Interest Rate Cap Schedule

Floating Rate Payer
Payment Date                 Notional Amount ($)
---------------------------  -------------------
November 24, 2006..........     49,024,226.93
December 24, 2006..........     47,953,215.66
January 24, 2007...........     46,788,422.61
February 24, 2007..........     45,531,489.10
March 24, 2007.............     44,184,260.60
April 24, 2007.............     42,618,846.28
May 24, 2007...............     40,881,136.38
June 24, 2007..............     39,048,829.69
July 24, 2007..............     37,125,543.00
August 24, 2007............     35,114,971.05
September 24, 2007.........     33,026,605.49
October 24, 2007...........     31,632,887.67
November 24, 2007..........     30,273,941.43
December 24, 2007..........     28,949,186.13
January 24, 2008...........     27,658,050.78
February 24, 2008..........     26,399,973.86
March 24, 2008.............     25,174,403.21
April 24, 2008.............     23,980,795.80
May 24, 2008...............     22,818,617.67
June 24, 2008..............     21,687,343.71
July 24, 2008..............     20,586,457.53
August 24, 2008............     19,515,451.33
September 24, 2008.........     18,473,825.75
October 24, 2008...........     17,461,089.75
November 24, 2008..........     16,476,760.42
December 24, 2008..........     15,520,362.90
January 24, 2009...........     14,591,430.23
February 24, 2009..........     13,689,503.19
March 24, 2009.............     12,814,130.22
April 24, 2009.............     11,964,867.27
May 24, 2009...............     11,141,277.67
June 24, 2009..............     10,342,932.00
July 24, 2009..............      9,569,408.02
August 24, 2009............      8,820,290.47
September 24, 2009.........      8,095,171.03
October 24, 2009...........      7,393,648.18
November 24, 2009..........      6,715,327.05
December 24, 2009..........      6,059,819.38
January 24, 2010...........      5,426,743.34
February 24, 2010..........      4,815,723.49
March 24, 2010.............      4,226,390.60
April 24, 2010.............      3,658,381.63
May 24, 2010...............      3,111,339.55
June 24, 2010..............      2,584,913.30
July 24, 2010..............      2,078,757.65
August 24, 2010............      1,592,533.14
September 24, 2010.........      1,125,905.94
October 24, 2010...........        678,547.81
November 24, 2006..........        250,135.95
December 24, 2010 and
thereafter.................              0.00


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                                                                  MORGAN STANLEY

                                     Annex A

                             Regulation AB Agreement














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